UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2025 (March 4, 2025)

Emerson Electric Co.
(Exact name of registrant as specified in its charter)

Missouri	1-278	43-0259330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8020 Forsyth Blvd., St. Louis, Missouri 63105
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (314) 553-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.50 par value per share	EMR	New York Stock Exchange NYSE Chicago
1.250% Notes due 2025	EMR 25A	New York Stock Exchange
2.000% Notes due 2029	EMR 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2025, Emerson Electric Co. (the “Company”) completed its previously announced public offering of €500,000,000 aggregate principal amount of the Company’s 3.000% Notes due 2031 (the “2031 Notes” ) and €500,000,000 aggregate principal amount of the Company’s 3.500% Notes due 2037 (the “2037 Notes”), and its previously announced public offering of $500,000,000 aggregate principal amount of the Company’s 5.000% Notes due 2035 (the “2035 Notes” and, together with the 2031 Notes and the 2037 Notes, the “Notes”). The pricing of the Notes was previously announced in a Current Report on Form 8-K filed on February 28, 2025.

The net proceeds from the sale of the Notes were approximately $1,536.7 million (based with respect to the 2031 Notes and 2037 Notes upon a euro/U.S. dollar exchange rate as of February 21, 2025 of €1.00 = $1.0455, as published by the Board of Governors of the Federal Reserve System), before deducting estimated expenses of the offerings. The Company expects to use the net proceeds for general corporate purposes, the repayment of the Company’s commercial paper borrowings and to fund a portion of the purchase price and payment of related fees and expenses incurred in connection with the Company’s proposed acquisition of the outstanding shares of common stock of Aspen Technology, Inc. (“AspenTech”) not already owned by the Company or its affiliates (the “AspenTech Transaction”). There can be no assurance that the conditions to the completion of the AspenTech Transaction will be satisfied or waived in a timely manner or on the terms anticipated, or that the AspenTech transaction will be completed at all.

The 2031 Notes and the 2037 Notes were issued pursuant to an indenture dated as of December 10, 1998 (the “Base Indenture”), between the Company and Computershare Trust Company, N.A. (successor to Wells Fargo Bank, National Association (successor to The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as The Bank of New York)))), as trustee (the “Trustee”), as supplemented by a Third Supplemental Indenture dated as of March 4, 2025 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Euro Notes Indenture”) between the Company and the Trustee.  Pursuant to an Agency Agreement dated as of March 4, 2025 (the “Agency Agreement”) relating to the 2031 Notes and the 2037 Notes, the Company appointed U.S. Bank Europe DAC, UK Branch to act as paying agent for the 2031 Notes and the 2037 Notes and U.S. Bank Trust Company, National Association to act as registrar and transfer agent for the 2031 Notes and the 2037 Notes.  From time to time, we may enter into other banking relationships with the Trustee or its affiliates. An affiliate of the Trustee also serves as the transfer agent for our common stock.

The 2035 Notes were issued pursuant to the Base Indenture.

The 2031 Notes bear interest at the rate of 3.000% per year. Interest on the 2031 Notes is payable on March 15 of each year, beginning on March 15, 2025. The 2031 Notes will mature on March 15, 2031. The 2037 Notes bear interest at the rate of 3.500% per year. Interest on the 2037 Notes is payable on March 15 of each year, beginning on March 15, 2025. The 2037 Notes will mature on March 15, 2037. The 2035 Notes bear interest at the rate of 5.000% per year. Interest on the 2035 Notes is payable on March 15 and September 15 of each year, beginning on September 15, 2025. The 2035 Notes will mature on March 15, 2035.

The Notes are senior unsecured obligations and will rank equally with all of the Company’s existing and future unsecured and unsubordinated debt. Prior to maturity, the Company may redeem any or all of the Notes at any time at the redemption prices described in the Notes. The Base Indenture and the Euro Notes Indenture provide for customary covenants and events of default.

The offering of the Notes was made pursuant to the Registration Statement on Form S-3 (Registration No. 333-275526), the prospectus dated November 13, 2023, and (i) the related prospectus supplement dated February 25, 2025 with respect to the 2031 Notes and the 2037 Notes and (ii) the related prospectus supplement dated February 25, 2025 with respect to the 2035 Notes.

The above descriptions of the Base Indenture, the Euro Notes Indenture, the Agency Agreement and the Notes are qualified in their entirety by reference to the Base Indenture, the Euro Notes Indenture, the Agency Agreement and the Notes, each of which is incorporated by reference into the Registration Statement. The Original Indenture, the Third Supplemental Indenture, the Agency Agreement and the 2031 Notes, 2035 Notes and 2037 Notes are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

4.1
Indenture dated as of December 10, 1998, between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as successor trustee to The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as the Bank of New York)), as trustee, incorporated by reference to Emerson Electric Co. 1998 Form 10-K, File No. 1-278, Exhibit 4(b).

4.2	Third Supplemental Indenture, dated as of March 4, 2025, by and between the Company and Computershare Trust Company, N.A., as trustee.

4.3
Agency Agreement, dated as of March 4, 2025, by and among the Company, as issuer, U.S. Bank Europe DAC, UK Branch, as paying agent, U.S. Bank Trust Company, National Association, as registrar and transfer agent, and Computershare Trust Company, N.A., as trustee.

4.4	3.000% Notes due 2031.

4.5	3.500% Notes due 2037.

4.6	5.000% Notes due 2035.

5.1	Opinion of John A. Sperino, Esq. (with respect to the 2031 Notes and 2037 Notes).

5.2	Opinion of John A. Sperino, Esq. (with respect to the 2035 Notes).

23.1	Consent of John A. Sperino, Esq. (contained in Exhibit 5.1 above).

23.2	Consent of John A. Sperino, Esq. (contained in Exhibit 5.2 above).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2025	EMERSON ELECTRIC CO.

	By:	/s/ John A. Sperino
John A. Sperino
Vice President and Assistant Secretary